SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 6, 2001




                           CPI CORP.
________________________________________________________________
  (exact name of registrant as specified in its charter)




    Delaware                  0-11227              43-1256674
________________________________________________________________
(State or other jurisdiction (Commission file   (IRS Employer
 of incorporation)             Number)       Identification No.)




1706 Washington Avenue, St. Louis, Missouri        63103-1790
_________________________________________________________________
(Address of principal executive offices)            (Zip code)



Registrants' telephone number, including area code (314) 231-1575
_________________________________________________________________



_________________________________________________________________
(Former name or former address, if changes since last report.)




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ITEM 5.  OTHER EVENTS

A. On April 6, 2001, CPI Corp. issued the following press release:

     - CPI Corp. Announces FY 2000 Results
     - EPS from continuing operations $1.87 per share vs. 32 cents last year Sales slightly up from last year

     ST. LOUIS, MO., APRIL 6, 2001 - CPI CORP. (NYSE - CPY) today reported net earnings from continuing operations for the 52-week fiscal year 2000 ending February 3, 2001 were $15.1 million, up from the $3.2 million reported in the comparable fiscal year 1999 period. The 1999 period includes a $2.3 million after-tax failed merger transaction write-off.

     Total net sales for the fiscal year 2000 were $320.4 million, up slightly from $319.1 million recorded in 1999, while total operating earnings increased to $41.8 million in 2000 from $21.2 million in 1999. Net earnings for 2000 were $11.0 million, up from the $3.2 million net loss recorded in 1999.

     Diluted earnings per share ("EPS") from continuing operations for fiscal year 2000 were $1.87, an increase from the 1999 EPS of 32 cents. Due to the repurchase of 1,211,124 shares of common stock in fiscal 2000 under various repurchase programs, the weighted average number of common and equivalent shares outstanding used to determine EPS declined 19.3% to 8,074,860 shares.

     CPI Corp. also reported the date of its annual shareholders meeting has been set for June 7, 2001 at 10:00 AM at the company headquarters and anticipates filing its Annual Report on Form 10K with the Securities and Exchange Commission no later than May 4, 2001.

     CPI Corp. is a consumer services company, offering photography services through Sears Portrait Studios in the United States, Puerto Rico and Canada, as well as photofinishing services through the searsphotos.com web site and custom computer programming through Centrics Technology, Inc.



                    FINANCIAL TABLES TO FOLLOW







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
CPI CORP.
CONDENSED BALANCE SHEETS - FOR FEBRUARY 3, 2001 AND
FEBRUARY 5, 2000  (in thousands - unaudited)


                                       02/03/01      02/05/00
                                     -----------   ------------
Assets

  Current assets:
   Cash and cash equivalents         $   38,820    $    49,546
   Other current assets                  31,582         31,918
  Net property and equipment             72,603         84,923
  Net assets of discontinued
    operations                           16,011         23,177
  Other assets                           16,896          9,699
                                     -----------   ------------
    Total assets                     $  175,912    $   199,263
                                     ===========   ============


Liabilities and stockholders' equity

  Current liabilities                $   49,562    $    42,094
  Long-term obligations                  51,142         59,637
  Other liabilities                      14,636         16,275
  Stockholders' equity                   60,572         81,257
                                     -----------   ------------
    Total liabilities and
      stockholders' equity           $  175,912    $   199,263
                                     ===========   ============

















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
CPI CORP. CONDENSED STATEMENTS OF EARNINGS - FOR THE TWELVE WEEKS
ENDED FEBRUARY 3, 2001 and FEBRUARY 5, 2000
(in thousands of dollars except per share amounts) (Unaudited)

                                               12 Weeks Ended
                                           ----------------------
                                            02/03/01    02/05/00
                                           ----------   ---------
Net Sales:
  Portrait studios                          $ 95,293    $ 97,983
  Technology development                         888           -
                                            ---------   ---------
  Total net sales                           $ 96,181    $ 97,983
                                            =========   =========
Operating earnings:
  Portrait studios                          $ 16,668    $ 13,971
  Technology development                         339        (442)
                                            ---------   ---------
  Total operating earnings                    17,007      13,529

General corporate expense                      4,332       4,212
                                            ---------   ---------
Income from operations                        12,675       9,317
Net interest expense                             601         409
Other expense                                    (91)        500
Other income                                      17          16
                                            ---------   ---------
Earnings from continuing operations
  before income taxes                         12,182       8,424
Income tax expense                             4,264       2,949
                                            ---------   ---------
Net earnings from continuing operations        7,918       5,475
Earnings (loss) from discontinued
 operations net of income tax benefits             -       2,110
Loss on disposal net of income tax
 benefits                                       (230)     (6,589)
                                            ---------   ---------
Net earnings (loss) from discontinued
 operations                                     (230)     (4,479)
                                            ---------   ---------
Net earnings (loss)                         $  7,688    $    996
                                            =========   =========
Earnings (loss) per common share-diluted
 From continuing operations                 $   1.02    $   0.60
 From discontinued operations                  (0.03)      (0.49)
                                            ---------   ---------
   Net earnings (loss)-diluted              $   0.99    $   0.11
                                            =========   =========
Earnings (loss) per common share-basic
 From continuing operations                 $   1.04    $   0.61
 From discontinued operations                  (0.03)      (0.50)
                                            ---------   ---------
   Net earnings (loss)-basic                $   1.01    $   0.11
                                            =========   =========
Weighted average number of common and
 common equivalent shares outstanding:
    Diluted                                    7,781       9,196
    Basic                                      7,601       8,968


CPI CORP. CONDENSED STATEMENTS OF EARNINGS - FOR THE FIFTY-TWO
WEEKS ENDED FEBRUARY 3, 2001 and FEBRUARY 5, 2000
(in thousands of dollars except per share amounts) (Unaudited)

                                               52 Weeks Ended
                                           ----------------------
                                            02/03/01    02/05/00
                                           ----------   ---------
Net Sales:
  Portrait studios                          $319,492    $319,065
  Technology development                         888          70
                                            ---------   ---------
  Total net sales                           $320,380    $319,135
                                            =========   =========
Operating earnings:
  Portrait studios                          $ 42,897    $ 22,924
  Technology development                      (1,066)     (1,680)
                                            ---------   ---------
  Total operating earnings                    41,831      21,244

General corporate expense                     15,706      14,509
                                            ---------   ---------
Income from operations                        26,125       6,735
Net interest expense                           2,854       1,693
Other expense                                    320       3,500
Other income                                     225       3,376
                                            ---------   ---------
Earnings from continuing operations
  before income taxes                         23,176       4,918
Income tax expense                             8,112       1,721
                                            ---------   ---------
Net earnings from continuing operations       15,064       3,197
Earnings (loss) from discontinued
 operations net of income tax benefits        (1,127)        160
Loss on disposal net of income tax
 benefits                                     (2,983)     (6,589)
                                            ---------   ---------
Net earnings (loss) from discontinued
 operations                                   (4,110)     (6,429)
                                            ---------   ---------
Net earnings (loss)                         $ 10,954    $ (3,232)
                                            =========   =========
Earnings (loss) per common share-diluted
 From continuing operations                 $   1.87    $   0.32
 From discontinued operations                  (0.51)      (0.64)
                                            ---------   ---------
   Net earnings (loss)-diluted              $   1.36    $  (0.32)
                                            =========   =========
Earnings (loss) per common share-basic
 From continuing operations                 $   1.92    $   0.33
 From discontinued operations                  (0.53)      (0.66)
                                            ---------   ---------
   Net earnings (loss)-basic                $   1.39    $  (0.33)
                                            =========   =========
Weighted average number of common and
 common equivalent shares outstanding:
    Diluted                                    8,075      10,010
    Basic                                      7,861       9,670


                           SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          CPI CORP.
                                        (Registrant)





                            /s/   Barry Arthur
                                 -----------------------------
                                  Barry Arthur
                                  Authorized Officer and
                                  Principal Financial Officer


Dated:  April 6, 2001

























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